DELAWARE LARGE CAP VALUE FUND

(A SERIES OF DELAWARE GROUP® EQUITY FUNDS II)

Dear Shareholder:

     The enclosed Information Statement/Prospectus describes an upcoming transaction relating to the reorganization of the Delaware Large Cap Value Fund (the “Large Cap Value Fund”) with and into the Delaware Value® Fund (the “Value Fund”) (together, the “Funds”), each of which is a series of Delaware Group Equity Funds II (the “Trust”). Shareholders of the Large Cap Value Fund will receive shares of the Value Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the “Code”). You do not need to take any action to approve this transaction. The reorganization does not require shareholder approval, and you are not being asked to vote.

     The reorganization has been carefully reviewed by the Trust’s Board of Trustees (the “Trustees”). The Trustees, most of whom are not affiliated with Delaware Investments®, are responsible for protecting your interests as a shareholder. The Trustees believe the reorganization is in the best interests of the Funds based upon, among other things, the following factors:

  Shareholders of both Funds could benefit from the combination of the Funds through a larger pool of assets, including realizing possible economies of scale;

  Both Funds are managed by the same portfolio management team;

  The investment objectives, strategies and restrictions of the Funds are substantially the same; and

  It is expected that the reorganization will meet the requirements of the Code to qualify as a tax-free reorganization.

     The reorganization transaction is described in greater detail in the enclosed Information Statement/Prospectus.

     We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals. If you have any questions, please feel free to call Delaware Investments at 800 523-1918.

Sincerely,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

COMMON QUESTIONS AND GENERAL INFORMATION
ABOUT THE REORGANIZATION TRANSACTION

     The enclosed Information Statement/Prospectus describes the reorganization of Delaware Large Cap Value Fund (the “Large Cap Value Fund”) into the Delaware Value® Fund (the “Value Fund”) (together, the “Funds”), each of which is a series of Delaware Group Equity Funds II (the “Trust”). While we encourage you to read the full text of the enclosed Information Statement/Prospectus, below is a brief overview of the reorganization. The Information Statement/Prospectus contains more complete information about the reorganization.

How will the reorganization transaction work?

     The Value Fund will acquire substantially all of the property, assets and goodwill of the Large Cap Value Fund in exchange for shares of the Value Fund. The Large Cap Value Fund will then distribute Value Fund shares on a pro rata basis to its shareholders. At the time of the transaction, your shares of the Large Cap Value Fund will be cancelled and you will receive new shares in the same share class of the Value Fund that will have an aggregate value equal to the value of your shares in the Large Cap Value Fund. Upon the closing of this transaction, all outstanding certificates for shares of the Large Cap Value Fund will be cancelled. The Value Fund will not issue certificates representing shares distributed to Large Cap Value Fund shareholders in connection with this transaction. This proposed reorganization transaction is referred to herein as the “Transaction.”

Why is the Transaction occurring?

     Shareholders of both Funds could benefit from the combination of the Funds through a larger pool of assets, including realizing possible economies of scale. Moreover, the Funds have the same investment objective and substantially the same overall investment strategies and policies, which should result in a relatively smooth transition following the Transaction.

How do the investment objectives, strategies, risks and policies of the Large Cap Value Fund and the Value Fund compare?

     The investment objective of the Large Cap Value Fund is identical to the investment objective of the Value Fund: both Funds seek long-term capital appreciation. Each Fund’s investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

     The overall investment strategies and policies of the Large Cap Value Fund are substantially the same as the investment strategies and policies of the Value Fund. Furthermore, because the Funds have identical investment objectives and substantially the same strategies, they are subject to the same types of risks.

Q/A-1

How will the Transaction affect the payment of dividends?

     The Large Cap Value Fund declares and pays dividends from net investment income, if any, on a quarterly basis. By contrast, the Value Fund declares and pays dividends from net investment income, if any, on an annual basis. Accordingly, as a shareholder of the Value Fund following the Transaction, you will receive dividends from net investment income, if any, less frequently. Both Funds distribute net realized capital gains, if any, at least annually, usually in December.

How will the Transaction potentially benefit shareholders?

     The Board considered a number of factors before approving the Transaction. After considering these factors, the Board concluded that shareholders would potentially benefit from the Transaction because the resulting combined fund could realize cost savings due to efficiencies and economies of scale from the spreading of fixed costs over a larger asset base and by reaching or utilizing to a greater extent breakpoints in investment management fees. There can be no assurance, however, that such savings will be realized.

Will portfolio management change?

     No. Delaware Management Company (“DMC”), the investment manager for the Large Cap Value Fund is also the investment manager for the Value Fund. DMC will continue to serve as the investment manager following the closing of the Transaction. The Funds are currently managed by the same portfolio managers, and it is anticipated that those portfolio managers will remain in place following the Transaction.

What is the anticipated timetable for the Transaction?

     It is currently anticipated that the Transaction will take place on or about May 11, 2012.

Has the Board approved the Transaction?

     Yes. The Board has unanimously approved the Transaction.

Who will pay the expenses of the Transaction?

     The expenses resulting from the Transaction will be shared as follows: 40% by DMC, 30% by the Large Cap Value Fund, and 30% by the Value Fund. The total costs of the Transaction are anticipated to be approximately $66,800, of which $26,720 will be allocated to DMC and $20,040 will be allocated to each of the Large Cap Value Fund and the Value Fund. In approving this cost allocation, the Board considered that, because each party is expected to benefit from the reorganization, each party should be responsible for a portion of the Transaction costs.

Q/A-2

What are the federal income tax consequences of the Transaction?

     It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes on the exchange of their shares in the Large Cap Value Fund for shares of the Value Fund pursuant to the Transaction. Shareholders should consult their own tax adviser regarding the effect, if any, of the Transaction in light of their individual circumstances.

How can I find more information on the transaction?

     You should read the Information Statement/Prospectus, as it provides further details regarding the Transaction and each of the topics that were discussed briefly above. If you have any questions, please feel free to call Delaware Investments at 800 523-1918.

Q/A-3

INFORMATION STATEMENT/PROSPECTUS

Dated March 26, 2012

Acquisition of substantially all of the assets of:

DELAWARE LARGE CAP VALUE FUND
By and in exchange for shares of

DELAWARE VALUE® FUND
(each a series of Delaware Group® Equity Funds II)

     This Information Statement/Prospectus is furnished in connection with the Plan of Reorganization dated February 8, 2012 (the “Plan”), which is attached hereto as Exhibit A, of Delaware Group Equity Funds II (the “Trust”), on behalf of two series of the Trust: Delaware Large Cap Value Fund (the “Large Cap Value Fund”) and Delaware Value Fund (the “Value Fund”). The Plan provides for: (1) the acquisition by the Value Fund of substantially all of the property, assets and goodwill of the Large Cap Value Fund in exchange for shares of the same class of the Value Fund; (2) the pro rata distribution of shares of the applicable class of the Value Fund to shareholders of the Large Cap Value Fund; and (3) the liquidation and dissolution of the Large Cap Value Fund. This proposed reorganization transaction is referred to in this Information Statement/Prospectus as the “Transaction.” Both the Large Cap Value Fund and the Value Fund (each, a “Fund” and together, the “Funds”) are open-end management investment companies registered with the U.S. Securities and Exchange Commission (“SEC”).

     The principal offices of the Trust are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the Trust by telephone by calling 800 523-1918. This Information Statement/Prospectus will be sent to shareholders on or about April 10, 2012. This Information Statement/Prospectus is also available on the Internet at www.delawareinvestments.com.

     This Information Statement/Prospectus sets forth concisely information that shareholders of the Large Cap Value Fund should know about the Transaction, and it should be retained for future reference. The Prospectus of the Value Fund dated March 26, 2012 (the “Value Fund Prospectus”) is included with and is incorporated herein by reference (i.e., legally considered a part of this Information Statement/Prospectus), and it is intended to provide you with information about the Value Fund.

     A Statement of Additional Information dated March 26, 2012 (the “Statement of Additional Information”) relating to this Information Statement/Prospectus, which includes more information about the Funds and the proposed transaction, has been filed with the SEC and is incorporated herein by reference.

     The following documents have been filed with the SEC and contain additional information about the Funds: (1) the Prospectus of the Large Cap Value Fund dated March 26, 2012 (the “Large Cap Value Fund Prospectus”); (2) the Funds’ Statement of Additional Information dated March 26, 2012 (the “Funds’ SAI”); and (3) the Funds’ Annual Reports for the fiscal year ended November 30, 2011. Each of the foregoing documents is available upon oral or written request and without charge. You can request a free copy of the Statement of Additional Information and other information by calling 800 523-1918, or by writing to the Delaware Group Equity Funds II at Attention: Account Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

INFORMATION STATEMENT/PROSPECTUS

How do the fundamental investment restrictions of the Funds differ?	24
What are the risk factors associated with investments in the Funds?	25
MORE INFORMATION ABOUT THE FUNDS	26
PRINCIPAL HOLDERS OF SHARES	28

EXHIBITS
Exhibit A — Form of Plan of Reorganization	A-1
Exhibit B — Principal Holders of Shares as of March 23, 2012	B-1

PLAN OF REORGANIZATION FOR THE LARGE CAP VALUE FUND

     The Plan provides for: (1) the acquisition by the Value Fund of substantially all of the property, assets and goodwill of the Large Cap Value Fund in exchange for shares the Value Fund; (2) the pro rata distribution of shares of the applicable class of the Value Fund to shareholders of the Large Cap Value Fund; and (3) the liquidation and dissolution of the Large Cap Value Fund.

SUMMARY OF THE PLAN

     This is only a summary of certain information contained in the Information Statement/Prospectus. You should read the more complete information in the rest of this Information Statement/Prospectus, including the Plan (attached as Exhibit A) and Value Fund Prospectus, which are included with this Information Statement/Prospectus.

What is the purpose of the Plan?

     The Board of Trustees of the Trust (the “Board”) approved the Plan for the Funds, whereby substantially all of the Large Cap Value Fund’s property, assets and goodwill will be transferred to the Value Fund in exchange for shares of the Value Fund equal in value to the net assets of the Large Cap Value Fund that are transferred to the Value Fund. The Value Fund shares will then be distributed pro rata to the Large Cap Value Fund’s shareholders, and the Large Cap Value Fund will be liquidated and dissolved.

     The Transaction will result in your shares of the Large Cap Value Fund being exchanged for a number of Value Fund shares of the same class equal in total value to your shares of the Large Cap Value Fund. This means that you will cease to be a shareholder of the Large Cap Value Fund and will become a shareholder of the Value Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereinafter, the “Closing Date”), which is currently expected to be on or about May 11, 2012.

     For the reasons set forth below under “Reasons for the Transaction,” the Board has concluded that the Transaction is in the best interests of the Funds. The Board has also concluded that no dilution in value would result to the shareholders of the Funds as a result of the Transaction.

What are the federal income tax consequences of the Transaction?

     It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes on the exchange of their shares in the Large Cap Value Fund for shares of the Value Fund pursuant to the Transaction. Prior to the Closing of the Transaction, the Large Cap Value Fund will declare one or more dividends, and the Value Fund may declare a dividend, payable at or near the time of Closing to their respective shareholders to the extent necessary to avoid entity level tax (along with any other dividends otherwise deemed appropriate). Shareholders should also consult their tax advisers about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only. For further information about the federal income tax consequences of the Transaction, see “Information About the Transaction - What are the federal income tax consequences of the Transaction?”

How do the investment objectives, strategies, and policies of the Large Cap Value Fund and the Value Fund compare?

     Like the Large Cap Value Fund, the Value Fund is a mutual fund within the Trust that is managed by Delaware Management Company (“DMC” or the “Adviser”), a series of Delaware Management Business Trust. The investment objective of the Large Cap Value Fund is the same as the investment objective of the Value Fund. Both Funds seek long-term capital appreciation. Each Fund’s investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

     The overall investment strategies and policies of the Large Cap Value Fund are substantially the same as the investment strategies and policies of the Value Fund. Under normal circumstances, each Fund will invest at least 80% of its net assets in securities of large-capitalization companies (the “80% policy”). Each Fund invests primarily in securities of large-capitalization companies that the Adviser believes have long-term capital appreciation potential. Each Fund currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Adviser seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Adviser also considers a company’s plans for future operations on a selective basis. For each Fund, the Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of a Fund. Each Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any change.

     For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the principal risks associated with investments in the Funds?

     As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in either Fund, and there can be no assurance that either Fund will achieve its investment objective.

     Because the Funds have identical investment objectives and substantially the same investment strategies, they are subject to the same types of risks. These include the risk that like an investment in any mutual fund, you may lose part or all of the money you invest. Moreover, over time, the value of an investment in either Fund will increase and decrease according to changes in the value of the securities in such Fund’s portfolio. The Funds have the same principal risks, which include: market risk, foreign risk, derivatives risk, liquidity risk and government/regulatory risk.

     For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the fees and expenses of each Fund and what might they be after the Transaction?

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical. With the exception of transfer agency expenses (which are included in the line item for “Other Expenses”), the actual and pro forma financial data in the tables below are based on expenses incurred during the Funds’ fiscal year ended November 30, 2011. The transfer agency expenses for the Funds have been restated to reflect the application of the lower fees resulting from the July 2011 outsourcing of transfer agency functions to BNY Mellon Investment Servicing (US) Inc. over the entire fiscal year. The expenses for the Value Fund (pro forma after the Transaction) are estimated based on what the expenses of the Value Fund might have been for the year ended November 30, 2011 if the Transaction had occurred as of the beginning of that year. Pro forma numbers estimate the expenses of the Value Fund after the Transaction based on the estimated expenses of the Value Fund before the Transaction, and giving effect to the acquisition by the Value Fund of the Large Cap Value Fund’s property, assets and goodwill.

     The Board adopted a formula for calculating 12b-1 plan expenses for the Large Cap Value Fund’s Class A shares that went into effect on May 2, 1994. The 12b-1 fees borne by Class A shares of the Large Cap Value Fund are the sum of 0.10% of the average daily net assets representing the shares that were purchased by shareholders prior to May 2, 1994 (the “Legacy Assets”) and 0.30% of the average daily net assets representing the shares purchased on or after that date. All Class A shareholders of the Large Cap Value Fund bear 12b-1 fees at the same rate, which is the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. In the case of the Value Fund, Delaware Distributors, L.P. (“DDLP”), the Funds’ distributor, currently waives the Class A 12b-1 fee down to 0.25% of the average daily net assets of the Fund’s Class A shares.

     Following the Closing of the Transaction, DDLP will blend the Class A 12b-1 fee of the Value Fund to reflect the continued application of the 0.10% rate to the Legacy Assets from the Large Cap Value Fund. When applied in tandem with the fee waiver already in effect for Class A’s 12b-1 fee, the 0.10% rate applied to the Legacy Assets will result in a blended fee of approximately 0.24% for all Class A shareholders of the Value Fund following the Transaction. DDLP will not discontinue this methodology of calculating the Class A 12b-1 fee for the Value Fund without the approval of the Board.

FEE TABLES FOR
THE LARGE CAP VALUE FUND AND THE VALUE FUND

Class A Shares
	Large Cap
	Value Fund	Value Fund	Value Fund
Shareholder fees	(actual, as	(actual, as	(pro forma after
(fees paid directly from your investment)	restated)	restated)	Transaction)
Maximum sales charge (load) imposed on purchases
as a percentage of offering price	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.64%	0.65%	0.62%
Distribution and Service (12b-1) Fees	0.28%	0.30%	0.29%
Other Expenses[1]	0.21%	0.32%	0.25%
Total Annual Fund Operating Expenses	1.13%	1.27%	1.16%
Fee Waiver[2]	0.00%	(0.17%)	(0.07%)
Total Annual Fund Operating Expenses
After Fee Waiver	1.13%	1.10%	1.09%

Class B Shares
	Large Cap
	Value Fund	Value Fund	Value Fund
Shareholder fees	(actual, as	(actual, as	(pro forma after
(fees paid directly from your investment)	restated)	restated)	Transaction)
Maximum sales charge (load) imposed on purchases
as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	4.00%[3]	4.00%[3]	4.00%[3]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.64%	0.65%	0.62%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[1]	0.21%	0.32%	0.25%
Total Annual Fund Operating Expenses	1.85%	1.97%	1.87%
Fee Waiver[2]	0.00%	(0.12%)	(0.02%)
Total Annual Fund Operating Expenses
After Fee Waiver	1.85%	1.85%	1.85%

Class C Shares
	Large Cap
	Value Fund	Value Fund	Value Fund
Shareholder fees	(actual, as	(actual, as	(pro forma after
(fees paid directly from your investment)	restated)	restated)	Transaction)
Maximum sales charge (load) imposed on purchases
as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	1.00%[3]	1.00%[3]	1.00%[3]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.64%	0.65%	0.62%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[1]	0.21%	0.32%	0.25%
Total Annual Fund Operating Expenses	1.85%	1.97%	1.87%
Fee Waiver[2]	0.00%	(0.12%)	(0.02%)
Total Annual Fund Operating Expenses
After Fee Waiver	1.85%	1.85%	1.85%

Class R Shares
	Large Cap
	Value Fund	Value Fund	Value Fund
Shareholder fees	(actual, as	(actual, as	(pro forma after
(fees paid directly from your investment)	restated)	restated)	Transaction)
Maximum sales charge (load) imposed on purchases
as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.64%	0.65%	0.62%
Distribution and Service (12b-1) Fees	0.60%	0.60%	0.60%
Other Expenses[1]	0.21%	0.32%	0.25%
Total Annual Fund Operating Expenses	1.45%	1.57%	1.47%
Fee Waiver[2]	(0.10%)	(0.22%)	(0.12%)
Total Annual Fund Operating Expenses
After Fee Waiver	1.35%	1.35%	1.35%

Institutional Class Shares
	Large Cap
	Value Fund	Value Fund	Value Fund
Shareholder fees	(actual, as	(actual, as	(pro forma after
(fees paid directly from your investment)	restated)	restated)	Transaction)
Maximum sales charge (load) imposed on purchases
as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.64%	0.65%	0.62%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.21%	0.32%	0.25%
Total Annual Fund Operating Expenses	0.85%	0.97%	0.87%
Fee Waiver[2]	0.00%	(0.12%)	(0.02%)
Total Annual Fund Operating Expenses
After Fee Waiver	0.85%	0.85%	0.85%

____________________

1.	Included in “Other Expenses” is the portion of the one-time cost of the Transaction that will be allocated to the Large Cap Value Fund and the Value Fund. The total costs of the Transaction are anticipated to be approximately $66,800 of which $20,040 will be allocated to each of the Large Cap Value Fund and the Value Fund.

2.	DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short-sale dividend and interest expenses, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses of the Value Fund and Large Cap Value Fund from exceeding 0.85% and 0.91%, respectively, of the Funds’ respective average daily net assets from March 26, 2012 through May 30, 2013 in the case of the Value Fund, and from March 26, 2012 through March 31, 2013 in the case of the Large Cap Value Fund. In addition, the Funds’ distributor, DDLP, has contracted: (i) to limit, from March 26, 2012 through May 30, 2013, the Value Fund’s Class A and Class R shares’ 12b-1 fees to no more than 0.25% and 0.50%, respectively; and (ii) to limit, from March 26, 2012 through March 31, 2013, the Large Cap Value Fund’s Class R shares’ 12b-1 fees to no more than 0.50%. The Value Fund’s waivers and reimbursements will remain in effect for at least one year following the completion of the Transaction. These waivers and reimbursements may only be terminated by agreement of DMC or DDLP, as applicable, and the Funds.

3.	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Examples

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. For Class B shares, the example reflects the automatic conversion of Class B to Class A shares 8 years after purchase. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$684	$913	$1,161	$1,871
Value Fund	$681	$939	$1,217	$2,007
Pro forma Value Fund
(after the Transaction)	$680	$916	$1,170	$1,897

Class B (if not redeemed)	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$188	$582	$1,001	$1,981
Value Fund	$188	$607	$1,051	$2,105
Pro forma Value Fund
(after the Transaction)	$188	$586	$1,009	$2,003

Class B	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$588	$857	$1,226	$1,981
Value Fund	$588	$882	$1,276	$2,105
Pro forma Value Fund
(after the Transaction)	$588	$861	$1,234	$2,003

Class C (if not redeemed)	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$188	$582	$1,001	$2,169
Value Fund	$188	$607	$1,051	$2,286
Pro forma Value Fund
(after the Transaction)	$188	$586	$1,009	$2,189

Class C	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$288	$582	$1,001	$2,169
Value Fund	$288	$607	$1,051	$2,286
Pro forma Value Fund (after
the Transaction)	$288	$586	$1,234	$2,003

Class R	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$137	$449	$783	$1,727
Value Fund	$137	$474	$834	$1,849
Pro forma Value Fund (after
the Transaction)	$137	$453	$791	$1,747

Institutional Class	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund	$ 87	$271	$471	$1,049
Value Fund	$ 87	$297	$525	$1,179
Pro forma Value Fund (after
the Transaction)	$ 87	$276	$480	$1,071

     The numbers above are only examples. They do not represent past or future expenses or returns. Each of the Funds pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses that are allocated among the various series of the Trust because they are not attributable to any particular series.

Portfolio Turnover

     During the fiscal year ended November 30, 2011, the Large Cap Value Fund and Value Fund had portfolio turnover rates of 19% and 24%, respectively.

How do the performance records of the Funds compare?

     The performance history of the Funds as of December 31, 2011 is shown below. The Funds’ past performance is not necessarily an indication of how they will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar charts. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Year-by-year total return (Large Cap Value Fund—Class A)

     During the periods illustrated in this chart, the Class A’s highest quarterly return was 17.36% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.85% for the quarter ended September 30, 2002.

Year-by-year total return (Value Fund—Class A)

     During the periods illustrated in this chart, the Class A’s highest quarterly return was 16.07% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.28% for the quarter ended September 30, 2002.

			10 Years or
Fund and Class	1 Year	5 Years	Lifetime*
Value Fund—Class A return before taxes	2.70%	-1.96%	3.51%
Large Cap Value Fund—Class A
return before taxes	2.95%	-2.26%	2.56%

Value Fund—Class A
return after taxes on distributions	2.43%	-2.44%	3.06%
Large Cap Value Fund—Class A
return after taxes on distributions	2.66%	-2.83%	1.99%

Value Fund—Class A
return after taxes on distributions
and sale of Fund shares	2.11%	-1.72%	2.96%
Large Cap Value Fund—Class A
return after taxes on distributions
and sale of Fund shares	2.27%	-1.94%	2.15%

Value Fund—Class B return	4.21%	-1.92%	3.58%
Large Cap Value Fund—Class B return	4.43%	-2.18%	2.56%

Value Fund—Class C return	7.10%	-1.54%	3.42%
Large Cap Value Fund—Class C return	7.43%	-1.81%	2.42%

Value Fund—Class R return	8.71%	-1.03%	2.73%
Large Cap Value Fund—Class R return	8.97%	-1.31%	4.67%

Value Fund—Institutional Class return	9.14%	-0.54%	5.31%
Large Cap Value Fund—Institutional
Class return	9.52%	-0.82%	3.45%

Russell 1000® Value Index (reflects no deduction
for fees, expenses, or taxes)	0.39%	-2.64%	3.89%

____________________

*	Lifetime returns are shown if the class existed for less than 10 years. The Value Fund’s Class A shares and Institutional Class shares and the Large Cap Value Fund’s Class A, Class B, Class C, and Institutional Class shares commenced operations more than 10 years ago. The inception date for the Value Fund’s Class B and Class C shares was May 1, 2002 and for its Class R shares was September 1, 2005. The inception date for the Large Cap Value Fund’s Class R shares was June 2, 2003.

     After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for other share classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Funds?

     The management of the business and affairs of each Fund is the responsibility of the Board. The Board and the Funds’ senior management select officers to be responsible for the day-to-day operations of the Funds.

     DMC manages the assets and makes investment decisions for the Large Cap Value Fund and the Value Fund. DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments®), including DMC, are owned by Macquarie Bank Limited, a global provider of banking, financial, advisory, investment and fund management services. DMC and its predecessors have been managing the assets of the Delaware Investments® Family of Funds since 1938. As of December 31, 2011, DMC and its affiliates within Delaware Investments managed, in the aggregate, more than $165 billion in assets for various institutions, separately managed account clients, investment companies and insurance companies.

     A discussion of the basis for the approval of the Funds’ investment advisory contracts by the Board is available in the Funds’ Annual Reports for the period ended November 30, 2011.

     Portfolio Managers of the Funds. The Funds’ portfolio managers are employed by DMC.

Start Date on
		Start Date on the	the Large Cap
Portfolio Manager	Title with DMC	Value Fund	Value Fund
D. Tysen Nutt, Jr.	Senior Vice President,	July 2004	March 2005
Senior Portfolio Manager,
Team Leader

Anthony A. Lombardi, CFA	Vice President,	July 2004	March 2005
Senior Portfolio Manager

Robert A. Vogel, Jr., CFA	Vice President,	July 2004	March 2005
Senior Portfolio Manager

Nikhil G. Lalvani, CFA	Vice President,	October 2006	October 2006
Senior Portfolio Manager

Kristen E. Bartholdson	Vice President,	December 2008	December 2008
Senior Portfolio Manager

     Manager of Managers Structure. Each Fund and DMC have received an exemptive order from the SEC to operate under a manager of managers structure that permits DMC, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of a Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, DMC has ultimate responsibility, subject to oversight by the Board, for overseeing a Fund’s sub-advisors, and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with a Fund or DMC. While DMC does not currently expect to use the Manager of Managers Structure with respect to the Funds, DMC may, in the future, recommend to the Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund’s portfolio.

     The Manager of Managers Structure enables a Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

   More Information. The Funds’ SAI dated March 26, 2012 provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the Funds’ SAI, please see the section entitled “More Information about the Funds.”

Where can I find more financial information about the Funds?

   The Funds’ Annual Reports contain a discussion of the applicable Fund’s performance during that Fund’s last fiscal year and show per share information for each Fund’s past five fiscal years. Each Fund’s Annual Report for the fiscal year ended November 30, 2011 contains audited financial statements and financial highlights of the Fund, which are incorporated herein by reference. (See “More Information about the Funds” below.)

What are other key features of the Funds?

   Investment Management Fees. DMC is the investment manager of both the Large Cap Value Fund and Value Fund, and has entered into an investment management agreement relating to both Funds that provides for reductions in the fee rate for each Fund as the assets of such Fund increase. The investment management agreement, which is identical for both Funds, provides for the monthly payment of fees based on the average daily net assets of the respective Funds during such month and at the annual rates set forth in the following fee schedule:

Investment Management Fee
0.65% on the first $500 million;
0.60% on the next $500 million;
0.55% on the next $1.5 billion; and
0.50% on assets in excess of $2.5 billion

     Distribution Services. Pursuant to underwriting agreements relating to the Funds, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds’ Class A, Class B, Class C, and Class R shares under their respective Rule 12b-1 Plans. DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc., and therefore of Macquarie Bank Limited, and is an affiliate of DMC.

     Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or “Rule 12b-1 Plan” for each Fund’s Class A, Class B, Class C, and Class R shares (each, a “Rule 12b-1 Plan”).

     Each Rule 12b-1 Plan permits it to pay out of the assets of such Class’ shares monthly fees to the Fund’s distributor for services and expenses in distributing and promoting shares of such classes. The expenses may include, among other things, the costs of preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to brokers, dealers, and others. In addition, the Trust may make payments from the Rule 12b-1 Plan fees directly to others who aid in the distribution of Fund shares or provide services with respect to a particular class of shares pursuant to service agreements with the Trust.

     Purchase, Exchange, and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund’s shares are identical. You may refer to the Value Fund Prospectus that accompanies this Information Statement/Prospectus, under the section entitled “Purchase and Redemption of Fund Shares” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges, and redemptions of the Value Fund’s shares.

     Dividends, Distributions, and Taxes. The Value Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually, while the Large Cap Value Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis. Each Fund also distributes net realized capital gains, if any, at least annually.

REASONS FOR THE TRANSACTION

     Based on the considerations described below, the Board, including the trustees who are independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Funds, has determined that the Transaction would be in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Transaction.

     In February 2012, DMC recommended that the Large Cap Value Fund be reorganized into the Value Fund. DMC reasoned that, by combining two funds that have identical investment objectives and substantially the same investment strategies and policies, potential economies of scale and other efficiencies could be recognized, which would allow fixed costs to be spread over a larger asset base.

     At a meeting of the Board held on February 8, 2012, DMC presented the Plan and provided data and analysis regarding the Transaction. The Board considered a number of factors, including the following: (i) the compatibility of the Large Cap Value Fund’s investment objective, policies, and restrictions with the investment objective, policies, and restrictions of the Value Fund; (ii) the fact that the portfolio management team is the same for both Funds; (iii) the relative expense ratios of the Funds and the anticipated impact of the proposed Transaction on the expense ratios of the Value Fund both before and after fee waivers; (iv) the anticipated prospects for future growth for the Value Fund compared to those of the Large Cap Value Fund, based on asset flow and distribution channel analyses; (v) the relative performance of the Large Cap Value Fund and the Value Fund for the year-to-date, one-, three-, five-, and ten-year periods, including performance during these periods on a risk-adjusted basis; (vi) the policies of each Fund with regard to the timing of distributions of net investment income as dividends; (vii) the anticipated federal income tax consequences of the Transaction and the potential indirect tax consequences relating to the Transaction with respect to each Fund and its shareholders; (viii) the estimated costs of the Transaction and the extent to which the Funds would bear such costs;

and (ix) the potential benefits of the proposed Transaction for the shareholders of the Large Cap Value Fund and the Value Fund, including the potential for lowering expenses through realizing economies of scale that may result from the larger pool of assets.

    The Board noted that the Funds have the same investment objective and substantially the same investment strategies and investment policies. The Board considered that the portfolio of the Large Cap Value Fund is managed in the same manner (and has substantially the same holdings) as the portfolio of the Value Fund, which would provide for a relatively smooth transition for the Large Cap Value Fund, should the Transaction be approved. A comparison of the investment objectives and strategies of the Funds is further detailed below under “Comparison of Investment Objectives, Strategies, Policies, and Risks.”

    In deciding whether to approve the Plan, the Board also considered the fees and expense ratios of the Value Fund and the Large Cap Value Fund and the impact of existing contractual fee waivers on such expense ratios. The Board considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base and by reaching or utilizing to a greater extent breakpoints in investment management fees, although there can be no assurance that assets will increase or that operational savings will be realized.

    DMC informed the Board that the Transaction was expected to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a tax-free reorganization. DMC also informed the Board as to the estimated cost of the Transaction. The Board considered that the expenses of the Transaction would be shared as follows: 40% by DMC, 30% by the Large Cap Value Fund, and 30% by the Value Fund. The total cost of the Transaction is anticipated to be approximately $66,800.

     With respect to the Transaction, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve a merger of affiliated funds. The Independent Trustees noted the representation by DMC that there would be no dilutive effect upon the shareholders of the Funds.

     In considering approval of the Plan and the Transaction, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Board, including all of the Independent Trustees, approved the Plan, concluding that the Transaction is in the best interests of each Fund and that no dilution of value would result to the shareholders of either Fund as a result of the Transaction.

INFORMATION ABOUT THE TRANSACTION

     This is only a summary of the Transaction. You should read the Plan, which is attached as Exhibit A to this Information Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

     The Transaction will take place after the parties to the Plan satisfy various conditions. The Transaction will occur on the Closing Date, which is currently expected to be on or about May 11, 2012.

     The Large Cap Value Fund will deliver to the Value Fund substantially all of its property, assets and goodwill on the Closing Date. In exchange, the Large Cap Value Fund will receive Value Fund shares to be distributed pro rata to the Large Cap Value Fund’s shareholders. The value of the assets delivered to the Value Fund will be computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business (“Business Day”). Upon the Closing of the Transaction, all outstanding certificates for shares of the Large Cap Value Fund will be cancelled. The Value Fund will not issue certificates representing shares distributed to Large Cap Value Fund shareholders in connection with the Transaction.

     The stock transfer books of the Large Cap Value Fund will be permanently closed as of the close of business of the NYSE on the Business Day before the Closing Date. The Large Cap Value Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Value Fund.

     To the extent permitted by law, the Plan may be amended at the direction of the Board, without shareholder approval. The Board may also agree to terminate and abandon the Transaction at any time prior to the Closing if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

     The expenses resulting from the Transaction, which include preparation, printing and mailing of this Information Statement/Prospectus, will be shared as follows: 40% by DMC, 30% by the Large Cap Value Fund, and 30% by the Value Fund. The total cost of the Transaction is projected to be approximately $66,800.

What are the federal income tax consequences of the Transaction?

     The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Large Cap Value Fund and the Value Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes: (1) shareholders of the Large Cap Value Fund will not recognize any gain or loss as a result of the exchange of their shares of the Large Cap Value Fund for shares of the Value Fund; (2) the Value Fund and its shareholders will not recognize any gain or loss upon receipt by the Value Fund of the Large Cap Value Fund’s assets; and (3) the holding period and aggregate tax basis for Value Fund shares that are received by a Large Cap Value Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of Large Cap Value Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Large Cap Value Fund would recognize gain or loss on the transfer of its assets to the Value Fund and each shareholder of the Large Cap Value Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Large Cap Value Fund shares and the fair market value of the shares of the Value Fund it received.

     Prior to the Closing of the Transaction, the Large Cap Value Fund will declare one or more dividends, and the Value Fund may declare a dividend, payable at or near the time of Closing to their respective shareholders to the extent necessary to avoid entity level tax (along with any other dividends otherwise deemed appropriate).

     The tax attributes, including capital loss carryovers, of the Large Cap Value Fund move to the Value Fund in the Transaction. The capital loss carryovers of the Large Cap Value Fund and the Value Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing. First, the capital loss carryovers of the Value Fund (the smaller of the two Funds), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period. The annual limitation will generally equal the net asset value of the Value Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. If the Value Fund has net unrealized built-in gains at the time of Closing of the Transaction (i.e., net unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. Third, the capital losses of the Large Cap Value Fund that may be used by the Value Fund (including to offset any “built-in gains” of the Large Cap Value Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Value Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, the Transaction may result in an earlier expiration of the Large Cap Value Fund’s capital loss carryovers because the Transaction causes the Large Cap Value Fund’s tax year to close early in the year of the Transaction.

     Additionally, the Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010) for regulated investment companies regardless of whether such regulated investment company is a party to a reorganization. Consequently, these capital losses can be carried forward indefinitely. However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

     The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Value Fund, post-Closing, of Value Fund’s aggregate capital loss carryovers following the Transaction are as follows:

		Large Cap Value
		Fund	Value Fund
Line		at 11/30/2011	at 11/30/2011
1	Capital Loss Carryovers
	expiring 2016-2017	$(181,876,941)	$(97,766,073)
2	Aggregate Capital Loss Carryovers	$(181,876,941)	$(97,766,073)
3	Net unrealized appreciation in value of
	investments on a tax basis	$66,683,878	$62,715,134
4	Net unrealized appreciation (depreciation) in
	investments as a percentage of net asset
	value [L3/L5]	10%	12%
5	Net Asset Value	$679,654,764	$519,397,053
6	Long-Term Tax-Exempt Rate (March 2012)	N/A	3.55%
7	Approximate Annual Limitation [L5xL6]	N/A	$18,438,595

     Based upon the Value Fund’s capital loss position at November 30, 2011, the annual limitation on the use of its aggregate capital loss carryovers may not prevent the combined Fund from utilizing such losses, albeit over a period of time. However, the effect of the annual limitation may be to cause the combined Fund, post-Closing, to distribute more capital gains in a taxable year than might otherwise have been the case if no such limitation had applied. The aggregate capital loss carryovers of the Large Cap Value Fund may continue to be available, provided the Large Cap Value Fund is the larger of the two Funds on the Closing Date. The ability of the Value Fund to absorb its own capital loss carryovers and those of the Large Cap Value Fund post-Closing depends upon a variety of factors that cannot be known in advance. For more information with respect to a Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.

     Shareholders of the Large Cap Value Fund will receive a proportionate share of any taxable income and gains realized by the Value Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the Value Fund. As a result, shareholders of the Large Cap Value Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred. In addition, if, following the Transaction, the Value Fund has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Large Cap Value Fund, shareholders of the Large Cap Value Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred. At November 30, 2011, the Large Cap Value Fund’s unrealized appreciation (depreciation) in investments as a percentage of its net asset value on a tax basis is 10%, compared to 12% for the Value Fund and 11% when combined.

     After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares for federal income tax purposes. You should consult your tax advisers regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisers about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only.

What should I know about shares of the Value Fund?

     As a result of the Transaction, you will become a shareholder of the Value Fund. Full and fractional shares of the Value Fund will be distributed to accounts currently holding shares of the Large Cap Value Fund. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. These shares of the Value Fund will be recorded electronically in each shareholder’s account. The Value Fund will then send a confirmation to each shareholder. The Value Fund will not issue certificates representing shares distributed to Large Cap Value Fund shareholders in connection with the Transaction.

     Value Fund shares issued in the Transaction will have the same rights and privileges as Large Cap Value Fund shares. For example, all shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting would not be able to elect any trustees.

     Like the Large Cap Value Fund, the Value Fund does not routinely hold annual shareholder meetings. The Value Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Value Fund’s shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president of the Trust.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

     The following table sets forth, as of November 30, 2011, the capitalizations of the Value Fund and the Large Cap Value Fund, and the pro forma capitalization of the Value Fund as adjusted to give effect to the Transaction. The capitalization of the Value Fund is likely to be different if and when the Transaction is actually consummated.

			Pro Forma
	Large Cap		Adjustments to	Value Fund after
	Value Fund	Value Fund	Capitalization*	Transaction
	(audited)	(audited)	(unaudited)	(pro forma)
Net assets (all classes)	$679,654,764	$519,397,053	$(40,080)	$1,199,011,737
Total shares outstanding	43,017,001	47,323,666	18,946,810	109,287,477

Class A net assets	$626,033,392	$274,049,637	$(29,033)	$900,053,996
Class A shares outstanding	39,618,790	24,978,737	17,442,646	82,040,173
Class A net asset value per share	$15.80	$10.97		$10.97

Class B net assets	$7,541,242	$2,129,682	$(305)	$9,670,619
Class B shares outstanding	481,300	195,733	211,800	888,833
Class B net asset value per share	$15.67	$10.88		$10.88

Class C net assets	$18,851,923	$24,928,375	$(1,518)	$43,778,780
Class C shares outstanding	1,193,545	2,289,910	538,200	4,021,655
Class C net asset value per share	$15.79	$10.89		$10.89

Class R net assets	$1,226,000	$1,944,475	$(111)	$3,170,364
Class R shares outstanding	77,661	177,627	34,335	289,623
Class R net asset value per share	$15.79	$10.95		$10.95

Institutional Class net assets	$26,002,207	$216,344,884	$(9,113)	$242,337,978
Institutional Class shares
outstanding	1,645,705	19,681,659	719,829	22,047,193
Institutional Class net asset
value per share	$15.80	$10.99		$10.99
____________________

*	Adjustments reflect the costs of the Transaction incurred by each Fund.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, AND RISKS

     This section describes the investment objectives, principal investment strategies, and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies and policies, as well as the risks associated with such objectives, strategies and policies. For a complete description of the Value Fund’s investment strategies, policies and risks, you should read the Value Fund Prospectus, which is included with this Information Statement/Prospectus.

Are there any significant differences between the investment objectives of the Large Cap Value Fund and the Value Fund?

     The investment objective of the Large Cap Value Fund is identical to the investment objective of the Value Fund. Both Funds seek long-term capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed without prior shareholder approval.

Are there any significant differences between the investment strategies and policies of the Large Cap Value Fund and the Value Fund?

     The overall investment strategies and policies of the Large Cap Value Fund are substantially the same as the investment strategies and policies of the Value Fund.

     Under normal circumstances, each Fund will invest at least 80% of its net assets in equity securities of large capitalization companies. Each Fund’s investment objective is nonfundamental. This means that each Fund’s 80% policy may be changed without shareholder approval; however, shareholders will be given notice at least 60 days prior to any such change.

     The overall investment strategies and policies of the Large Cap Value Fund are substantially the same as the investment strategies and policies of the Value Fund. Each Fund invests primarily in securities of large-capitalization companies that the Adviser believes have long-term capital appreciation potential. Each Fund currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Adviser seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Adviser also considers a company’s plans for future operations on a selective basis. The Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

     With respect to both the Large Cap Value Fund and the Value Fund, DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities that DMC believes are the best investments for each Fund. The following are descriptions of how the portfolio management team pursues the Funds’ investment objective.

     Each Fund invests primarily in securities of large-capitalization companies that DMC believes have long-term capital appreciation potential. DMC follows a value-oriented investment philosophy in selecting stocks for the Funds using a research-intensive approach that considers factors such as:

  a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
  favorable earnings prospects and dividend yield potential;
  the financial condition of the issuer; and
  various qualitative factors.

     DMC may sell a security if DMC no longer believes the security will contribute to meeting the investment objective of a Fund. In considering whether to sell a security, DMC may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

How do the fundamental investment restrictions of the Funds differ?

     The Funds have adopted identical fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without approval by a vote of a majority of its shareholders. The Funds’ fundamental investment restrictions are listed in the Funds’ SAI, which is incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and is available upon request.

What are the risk factors associated with investments in the Funds?

     Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. An investment in a Fund typically provides the best results when held for a number of years. The Funds have identical principal investment risks. The table below describes these principal risks.

Risks

Market risk is the risk that securities or industries in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry and security risks: Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Counterparty risk If a fund enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

Risks

Government and regulatory risks Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

     More Information - A more complete discussion of the risks of an investment in the Value Fund is included in the Value Fund Prospectus, which is enclosed with this Information Statement/Prospectus, under “What are the principal risks of investing in the Fund?” and in the Funds’ SAI, under “Investment Strategies and Risks.” A more complete discussion of the risks of an investment in the Large Cap Value Fund is included in the Large Cap Value Fund’s prospectus, under “What are the principal risks of investing in the Fund?” and in the Funds’ SAI, under “Investment Strategies and Risks.”

MORE INFORMATION ABOUT THE FUNDS

     The Value Fund and Large Cap Value Fund are separate series of Delaware Group Equity Funds II, a Delaware statutory trust. The Trust is registered as an open-end management investment company under the 1940 Act. The Funds are mutual funds within the Delaware Investments® Family of Funds, and are managed by DMC, a series of Delaware Management Business Trust.

     Transfer Agency Services. Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds and for other mutual funds in the Delaware Investments® Family of Funds.

     Custodial Services. The Bank of New York Mellon (“BNY Mellon”) is the custodian of the securities and other assets of both of the Funds. The main office of BNY Mellon is One Wall Street, New York, NY 10286.

     Fund Accounting and Fund Administration Services. BNY Mellon provides fund accounting and financial administration services to each Fund. Those services include performing or overseeing all functions related to calculating each Fund’s net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services.

     Oversight Services. DSC also provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.

     Additional Information. More information about the Value Fund is included in: (1) the current Value Fund Prospectus dated March 26, 2012, which is incorporated by reference into this Information Statement/Prospectus; (2) the Value Fund’s Statement of Additional Information dated March 26, 2012; (3) the Statement of Additional Information dated March 26, 2012 relating to this Information Statement/Prospectus; and (4) the Value Fund’s Annual Report for the fiscal year ended November 30, 2011. More information about the Large Cap Value Fund is included in: (1) the Prospectus of the Large Cap Value Fund dated March 26, 2012; (2) the Large Cap Value Fund’s Statement of Additional Information dated March 26, 2012; (3) the Statement of Additional Information dated March 26, 2012 relating to this Information Statement/Prospectus; and (4) the Large Cap Value Fund’s Annual Report for the fiscal year ended November 30, 2011. Copies of each of the foregoing documents, which have been filed with the SEC, are available upon request and without charge by calling 800 523-1918 or by writing to the Delaware Group Equity Funds II at Attention: Account Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.

     This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Value Fund with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Value Fund and the shares it offers. Statements contained herein concerning provisions of certain documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the full content of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the following regional offices of the SEC: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street,

Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s website at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

     Shareholder Voting Information. Whenever a matter affecting the Funds requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders.

PRINCIPAL HOLDERS OF SHARES

     As of March 23, 2012, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund, except for the Institutional Class of the Large Cap Value Fund, in which they owned approximately 9.03% of the outstanding shares.

     To the knowledge of the Trust, as of March 23, 2012, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Large Cap Value Fund or the Value Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

     As of March 23, 2012, the Large Cap Value Fund had the following shares outstanding:

Class	Shares Outstanding
Class A	38,855,682
Class B	387,948
Class C	1,257,573
Class R	101,790
Institutional Class	1,922,993

EXHIBIT A

PLAN OF REORGANIZATION

     This PLAN OF REORGANIZATION (the “Plan”), made as of this 8th day of February 2012, is adopted by the Board of Trustees of Delaware Group Equity Funds II (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of two of its series, Delaware Value® Fund (the “Acquiring Fund”), and Delaware Large Cap Value (the “Acquired Fund”).

     The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of the Acquiring Fund – Class A Shares (“Acquiring Fund Class A Shares”), and (b) shares of beneficial interest, without par value, of the Acquiring Fund – Class B Shares (“Acquiring Fund Class B Shares”); (c) shares of beneficial interest, without par value, of the Acquiring Fund – Class C Shares (“Acquiring Fund Class C Shares”); (d) shares of beneficial interest, without par value, of the Acquiring Fund – Class R Shares (“Acquiring Fund Class R Shares”); and (e) shares of beneficial interest, without par value, of the Acquiring Fund – Institutional Class Shares (“Acquiring Fund Institutional Class Shares”); (ii) the distribution of (a) Acquiring Fund Class A Shares to the holders of Acquired Fund – Class A (“Acquired Fund Class A Shares”); (b) Acquiring Fund Class B Shares to the holders of Acquired Fund – Class B (“Acquired Fund Class B Shares”); (c) Acquiring Fund Class C Shares to the holders of Acquired Fund – Class C (“Acquired Fund Class C Shares”); (d) Acquiring Fund Class R Shares to the holders of Acquired Fund – Class R (“Acquired Fund Class R Shares”); and (e) Acquiring Fund Institutional Class Shares to the holders of Acquired Fund – Institutional Class (“Acquired Fund Institutional Class Shares”), according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1. Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund

     (a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date, including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the period ending with the Acquired Fund’s complete liquidation, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. In no event will the Acquiring Fund assume or be responsible for any Liabilities of the Acquired Fund.

     (b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund: (i) the number of Acquiring Fund Class A Shares determined by dividing the net asset value per share of Acquired Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Acquiring Fund Class B Shares determined by dividing the net asset value per share of Acquired Fund Class B Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class B Shares as of Close of Business on the Valuation Date; (iii) the number of Acquiring Fund Class C Shares determined by dividing the net asset value per share of Acquired Fund Class C Shares as of the Close of Business on the Valuation Date by the net

asset value per share of Acquiring Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class C Shares as of Close of Business on the Valuation Date; (iv) the number of Acquiring Fund Class R Shares determined by dividing the net asset value per share of Acquired Fund Class R Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class R Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class R Shares as of Close of Business on the Valuation Date; and (v) the number of Acquiring Fund Institutional Class Shares determined by dividing the net asset value per share of Acquired Fund Institutional Class Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Institutional Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Institutional Class Shares as of Close of Business on the Valuation Date; all such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

     (d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

     (e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”), with respect to any unpaid dividends and other distributions that were declared on or prior to the Valuation Date, including any dividend or distribution declared pursuant to Section 9(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2. Valuation

     (a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of the Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares, and Acquiring Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

     (c) The net asset value of the Acquired Fund Class A Shares, Acquired Fund Class B Shares, Acquired Fund Class C Shares, Acquired Fund Class R Shares, and Acquired Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3. Closing and Valuation Date

     The Valuation Date shall be May 10, 2012 or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 9:00 a.m., Eastern Time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286. Also, the Trust shall provide evidence that the shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2011, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (c) The books and records of the Acquired Fund, including FIN 48 Work Papers (as defined below) and supporting statements, are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

     (d) The statement of assets and liabilities of the Acquired Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply; and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

5. Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

     (b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

     (c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (e) The books and records of the Acquiring Fund, including FIN 48 Work Papers and supporting statements, are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

     (f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code; the Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply; and, consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

     (g) The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2011, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquiring Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

6. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

     The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

     (a) The Trust is a statutory trust created under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

     (b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

     (c) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, Amended and Restated By-Laws (“By-Laws”), or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

     (d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan. The execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses. There is no inter-corporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     (f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (g) Except as discussed in their currently effective prospectuses, there are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Trust.

     (i) The Trust has duly and timely filed, on behalf of the Acquired Fund and the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns, elections, agreements, and declarations, collectively, the “Returns”) that are required to have been filed by the Acquired Fund or the Acquiring Fund, and all such Returns accurately state, in all material respects, the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund. On behalf of the Acquired Fund or the Acquiring Fund, as appropriate, the Trust has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such Returns. The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or the Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or the Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No Return filed by the Trust, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state, local or foreign taxing authority. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund or Acquiring Fund or the assets of the Acquired Fund or the Acquiring Fund, as appropriate.

     (j) All information provided by the Trust for inclusion in, or transmittal with, the combined information statement and prospectus with respect to this Plan shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (k) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Obligations of the Trust on behalf of the Acquired Fund

     (a) The Trust shall operate the business of the Acquired Fund, as it is presently conducted, between the date hereof and the Closing.

     (b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

     (c) The Trust shall file, by the date of the Closing, all of the Acquired Fund’s federal, and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) At the Closing, if requested by the Acquiring Fund, the Trust shall provide:

     (1) A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

     (2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts, including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, certified by the Trust’s transfer agent or its President or the Trust’s Vice-President to the best of their knowledge and belief.

     (3) All work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) (“FIN 48 Work Papers”) pertaining to the Acquired Fund.

     (e) The Board of Trustees of the Trust shall mail, or cause to be mailed, to each shareholder of record a combined information statement and prospectus that complies in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

     (g) As promptly as practicable, but in any case within sixty days after the Closing, if requested by the Acquiring Fund, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

8. Obligations of the Trust on behalf of the Acquiring Fund

     (a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

     (b) The Trust shall operate the business of the Acquiring Fund, as it is presently conducted, between the date hereof and the Closing.

     (c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

     (d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

     (e) The Trust shall file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective and at the Closing, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9. Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

     The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

     (a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the Trust shall provide a copy of the resolutions approving this Plan, which have been adopted by the Trust’s Board of Trustees and certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

     (d) That the Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

     (e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

     (f) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Plan and in accordance with customary representations provided by the Trust with regard to matters of fact in certificates delivered to SRSY:

     (1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

     (3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code;

     (5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

     (6) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund solely for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

     (8) The aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

     (9) The holding period of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund’s shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

     (10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

     The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein.

     (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

     (1) The Trust was created as a statutory trust under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

     (3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

     (4) Except as disclosed in each of the Acquired Fund’s and Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

     (5) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

     (6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

     (7) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

     (h) That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement, or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (i) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust, as deemed by each state commission or agency with which such eligibility is required, in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

     (j) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10. Fees and Expenses; Other Plans

     The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne 30% by the Acquired Fund; 30% by the Acquiring Fund; and 40% by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust.

11. Termination; Waiver; Order

     (a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time prior to the Closing.

     (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2012, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

     (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

     (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

     (e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without vote or approval of the shareholders of the Acquired Fund, unless such vote is required by applicable law.

12. Liability of the Trust

     The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired

Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13. Final Tax Returns and Forms 1099 of the Acquired Fund

     (a) After the Closing, the Trust shall, or shall cause its agents to, prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax Returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by DMC at the time such Tax Returns and Forms 1099 are prepared.

14. Cooperation and Exchange of Information

     The Acquired Fund and the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax Returns, amended Return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and the Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

15. Amendments

     This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

16. Governing Law

     This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

     The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Delaware Group® Equity Funds II, on
behalf of the Delaware Value® Fund and
Delaware Large Cap Value Fund

By:
Richard J. Salus
Senior Vice President and
Chief Financial Officer

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES

     As of March 23, 2012, management believes the following accounts held 5% or more of the outstanding shares of the Funds. Management does not have knowledge of beneficial owners.

Fund Name /
Class Name	Registration	Percentage
DELAWARE	FIRST CLEARING LLC	6.12%
LARGE CAP	SPECIAL CUSTODY ACCT FOR THE
VALUE FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523
DELAWARE	CITIGROUP GLOBAL MARKETS INC	5.17%
LARGE CAP	ATTN: PETER BOOTH
VALUE FUND	333 W 34TH ST 7TH FLOOR
CLASS C	NEW YORK NY 10001-2402
DELAWARE	MLPF&S FOR THE SOLE BENEFIT	22.92%
LARGE CAP	OF ITS CUSTOMERS
VALUE FUND	ATTENTION: FUND ADMIN
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484
DELAWARE	FIRST CLEARING LLC	9.21%
LARGE CAP	SPECIAL CUSTODY ACCT FOR THE
VALUE FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523
DELAWARE	MG TRUST COMPANY	12.02%
LARGE CAP	CUST FBO EMPLOYEE’S
VALUE FUND	PROFIT SHARING RETIREMENT
CLASS R	700 17TH STREET
SUITE 300
DENVER CO 80202
DELAWARE	HARTFORD SECURITIES DISTRIBUTION	63.57%
LARGE CAP	COMPANY INC
VALUE FUND	ATTN: UIT OPERATIONS
CLASS R	PO BOX 2999
HARTFORD CT 06104-2999
DELAWARE	KERRY MCCLENAHAN FBO	11.66%
LARGE CAP	MCBRU 401K RETPLAN
VALUE FUND	805 S WHEATLEY ST STE 600
CLASS R	RIDGELAND MS 39157-5005

Fund Name /
Class Name	Registration	Percentage
DELAWARE	MLPF&S FOR THE SOLE BENEFIT	11.38%
LARGE CAP	OF ITS CUSTOMERS
VALUE FUND	ATTENTION: FUND ADMIN
INSTITUTIONAL	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS	JACKSONVILLE FL 32246-6484
DELAWARE	LPL FINANCIAL	5.90%
LARGE CAP	FBO CUSTOMER ACCOUNTS
VALUE FUND	ATTN MUTUAL FUNDS
INSTITUTIONAL	PO BOX 509046
CLASS	SAN DIEGO CA 92150-9046
DELAWARE	WILMINGTON TRUST CO TTEE FBO	26.49%
LARGE CAP	DELAWARE MANAGEMENT HOLDINGS INC
VALUE FUND	RE
INSTITUTIONAL	C/O MUTUAL FUNDS
CLASS	PO BOX 8880
WILMINGTON DE 19899-8880
DELAWARE	NFS LLC FEBO	23.34%
LARGE CAP	US BANK NATIONAL ASSOCIATION
VALUE FUND	OMNIBUS - CASH/CASH
INSTITUTIONAL	1555 N RIVERCENTER DR STE 302
CLASS	MILWAUKEE WI 53212-3958
DELAWARE	NFS LLC FEBO	24.15%
LARGE CAP	HUNTINGTON NATIONAL BANK
VALUE FUND	7 EASTON OVAL # EA4E70
INSTITUTIONAL	COLUMBUS OH 43219-6010
CLASS
DELAWARE	MLPF&S FOR THE SOLE	42.45%
VALUE® FUND	BENEFIT OF ITS CUSTOMERS
CLASS B	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E, FL2
JACKSONVILLE FL 32246-6484
DELAWARE	CITIGROUP GLOBAL MARKETS INC	7.05%
VALUE® FUND	ATTN: PETER BOOTH
CLASS B	333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402
DELAWARE	UBS WM USA	5.68%
VALUE FUND	OMNI ACCOUNT M/F
CLASS B	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

Fund Name /
Class Name	Registration	Percentage
DELAWARE	MLPF&S FOR THE SOLE	62.67%
VALUE FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN
800 DEER LAKE DR E, FL2
JACKSONVILLE FL 32246-6484
DELAWARE	MORGAN STANLEY SMITH BARNEY	5.49%
VALUE FUND	HARBORSIDE FINANCIAL CENTER
CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311
DELAWARE	FIRST CLEARING LLC	5.27%
VALUE FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
DELAWARE	HARTFORD SECURITIES	66.03%
VALUE FUND	DISTRIBUTION COMPANY INC
CLASS R	ATTN: UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999
DELAWARE	FRANK R. CAMPITELLI &	6.84%
VALUE FUND	ANGELA M. CAMPITELLI
CLASS R	FBO BALTIMORE MASONRY, INC.
401K PLAN
806 S. WHEATLEY STE 600
RIDGELAND, MS 39157
DELAWARE	COUNSEL TRUST DBA MATC	6.47%
VALUE FUND	FBO WRIGHT FINLAY & ZAK LLP 401K 1251
CLASS R	WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228
DELAWARE	LINCOLN NATIONAL LIFE INS CO	11.40%
VALUE FUND	1300 S CLINTON ST
CLASS R	FORT WAYNE IN 46802
DELAWARE	FIRST CLEARING LLC	58.04%
VALUE FUND	SPECIAL CUSTODY ACCT FOR THE
INSTITUTIONAL	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS	2801 MARKET ST
SAINT LOUIS MO 63103-2523
DELAWARE	MLPF&S FOR THE SOLE	9.81%
VALUE FUND	BENEFIT OF ITS CUSTOMERS
INSTITUTIONAL	ATTENTION: FUND ADMIN
CLASS	4800 DEER LAKE DR E, FL2
JACKSONVILLE FL 32246-6484

IS-LCVV DG3 17662 (4/12)

PART B
STATEMENT OF ADDITIONAL INFORMATION

Dated March 26, 2012

To the

Registration Statement on Form N-14 Filed by:

DELAWARE VALUE FUND

2005 Market Street
Philadelphia, PA 19103
(800) 523-1918

Relating to the acquisition of substantially all the property, assets and goodwill of
Delaware Large Cap Value Fund in exchange for shares of Delaware Value Fund
(each a series of Delaware Group Equity Funds II)

This Statement of Additional Information is not a prospectus; you should read this Statement of Additional Information in conjunction with the Information Statement/Prospectus dated March 26, 2012, relating to the above-referenced transaction. You can request a copy of the Information Statement/Prospectus by calling (800) 523-1918 or by writing to Delaware Group Equity Funds II at Attention: Account Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.

1

Table of Contents

Page
General Information	1
Incorporation by Reference	1
Pro Forma Financial Information	2

i

General Information

This Statement of Additional Information relates specifically to the acquisition of substantially all of the assets of Delaware Large Cap Value Fund (the “Large Cap Value Fund”) in exchange for shares of Delaware Value Fund (the “Value Fund,” and together with the Large Cap Value Fund, the “Funds”). The transaction described in the foregoing sentence is referred to herein as the “Reorganization.”

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information consists of the Cover Page, the Pro Forma Financial Statements for the Reorganization of the Large Cap Value Fund into the Value Fund, and the following documents, each of which has been filed with the Securities and Exchange Commission and incorporated herein by reference (i.e., legally considered to be part of this Statement of Additional Information). These documents will be mailed to any shareholder who requests this Statement of Additional Information.

1.	Prospectuses and Statement of Additional Information dated March 26, 2012, with respect to the Funds (filed via EDGAR on April 2, 2012, Accession No. 0001206774-12-001300).

2.	The audited financial statements and related report of independent auditors included in the Annual Report for the fiscal period ended November 30, 2011, with respect to each Fund (filed via EDGAR on February 3, 2012, Accession No. 0001206774-12-000452). No other parts of the Annual Reports are incorporated by reference.

1

Pro Forma Financial Statements

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Transaction had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Funds for the twelve-month period ended November 30, 2011. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

2

Delaware Value® Fund
Pro Forma Portfolio of Investments (A)
As of November 30, 2011
(Unaudited)
								Delaware Value Fund
						Pro Forma		Pro Forma
	% of Total	Delaware Large		Delaware Value		Adjustments		Combined
	Investments	Cap Value Fund		Fund		Principal	Market	Principal
	(Pro Forma	Principal		Principal		Amount/	Value	Amount/
	Combined)	Amount/Shares	Market Value (U.S. $)	Amount/Shares	Market Value (U.S. $)	Shares	(U.S. $)	Shares	Market Value (U.S. $)
Common Stock	96.79%
Consumer Discretionary	5.95%
Comcast Class A		859,000	$19,473,530	686,600	$15,565,222	0	$-	1,545,600	$35,038,752
Lowe's		894,800	21,484,148	682,400	16,384,424			1,577,200	37,868,572
			40,957,678		31,949,646		0		72,907,324
Consumer Staples	14.80%
Archer-Daniels-Midland		694,300	20,912,316	524,000	15,782,880			1,218,300	36,695,196
CVS Caremark		540,071	20,976,358	406,800	15,800,112			946,871	36,776,470
Kimberly-Clark		284,493	20,332,715	211,400	15,108,758			495,893	35,441,473
Kraft Foods Class A		562,261	20,325,735	420,200	15,190,230			982,461	35,515,965
*Safeway		1,052,771	21,055,420	800,100	16,002,000			1,852,871	37,057,420
			103,602,544		77,883,980		0		181,486,524
Energy	12.09%
Chevron		198,139	20,372,652	151,900	15,618,358			350,039	35,991,010
ConocoPhillips		287,900	20,533,028	217,800	15,533,496			505,700	36,066,524
Marathon Oil		759,990	21,249,320	591,100	16,527,156			1,351,090	37,776,476
Williams		687,200	22,182,816	500,500	16,156,140			1,187,700	38,338,956
			84,337,816		63,835,150		0		148,172,966
Financials	11.59%
Allstate		763,777	20,461,586	567,175	15,194,618			1,330,952	35,656,204
Bank of New York Mellon		1,004,200	19,541,732	797,000	15,509,620			1,801,200	35,051,352
Marsh & McLennan		686,749	20,732,952	504,400	15,227,836			1,191,149	35,960,788
Travelers		360,100	20,255,625	269,700	15,170,625			629,800	35,426,250
			80,991,895		61,102,699		0		142,094,594
Healthcare	17.61%
Baxter International		376,500	19,449,990	295,000	15,239,700			671,500	34,689,690
Cardinal Health		458,500	19,467,910	354,400	15,047,824			812,900	34,515,734
Johnson & Johnson		305,100	19,746,072	235,156	15,219,296			540,256	34,965,368
Merck		589,540	21,076,055	436,900	15,619,175			1,026,440	36,695,230
Pfizer		1,045,537	20,983,928	775,763	15,569,563			1,821,300	36,553,491
Quest Diagnostics		360,000	21,117,599	294,600	17,281,237			654,600	38,398,836
			121,841,554		93,976,795		0		215,818,349
Industrials	8.59%
Northrop Grumman		347,609	19,838,046	267,500	15,266,225			615,109	35,104,271
Raytheon		450,700	20,538,399	337,900	15,398,103			788,600	35,936,502
*Waste Management		623,190	19,505,847	472,700	14,795,510			1,095,890	34,301,357
			59,882,292		45,459,838		0		105,342,130

Delaware Value® Fund
Pro Forma Portfolio of Investments (A)
As of November 30, 2011
(Unaudited)

								Delaware Value Fund
						Pro Forma		Pro Forma
	% of Total	Delaware Large		Delaware Value		Adjustments		Combined
	Investments	Cap Value Fund		Fund		Principal	Market	Principal
	(Pro Forma	Principal		Principal		Amount/	Value	Amount/
	Combined)	Amount/Shares	Market Value (U.S. $)	Amount/Shares	Market Value (U.S. $)	Shares	(U.S. $)	Shares	Market Value (U.S. $)
InformationTechnology	11.79%
Cisco Systems		1,109,700	20,684,808	830,600	15,482,384			1,940,300	36,167,192
Intel		837,700	20,867,107	640,500	15,954,855			1,478,200	36,821,962
Motorola Solutions		440,537	20,559,862	328,800	15,345,096			769,337	35,904,958
Xerox		2,469,400	20,125,610	1,903,000	15,509,450			4,372,400	35,635,060
			82,237,387		62,291,785		0		144,529,172

Materials	2.90%
duPont (E.I.) deNemours		421,300	20,104,436	322,500	15,389,700			743,800	35,494,136
			20,104,436		15,389,700		0		35,494,136

Telecommunications	5.68%
AT&T		667,500	19,344,150	525,600	15,231,888			1,193,100	34,576,038
Verizon Communications		529,300	19,970,489	398,200	15,024,086			927,500	34,994,575
			39,314,639		30,255,974		0		69,570,613

Utilities	5.81%
Edison International		510,451	20,065,829	382,900	15,051,799			893,351	35,117,628
Progress Energy		381,427	20,742,000	281,400	15,302,532			662,827	36,044,532
			40,807,829		30,354,331		0		71,162,160
Total Common Stock			674,078,070		512,499,898		0		1,186,577,968

Short-Term Investments
≠Discount Note	0.95%
Federal Home Loan Bank 0.01% 12/23/11		$231,904	231,903	$-	0			231,904	231,903
			231,903		0		0		231,903
Repurchase Agreements	0.93%
BNP Paribas 0.08%, dated 11/30/11,
to be repurchased on 12/1/11,
repurchase price $11,408,025
(collateralized by U.S. government
obligations 0.00%-4.25% 1/13/12-5/15/21;
market value $11,626,980		5,012,000	5,012,000	6,387,000	6,387,000		0	11,399,000	11,399,000
			5,012,000		6,387,000		0		11,399,000
Total Short-Term Investments			5,243,903		6,387,000		0		11,630,903

Delaware Value® Fund
Pro Forma Portfolio of Investments (A)
As of November 30, 2011
(Unaudited)

								Delaware Value Fund
						Pro Forma		Pro Forma
	% of Total	Delaware Large		Delaware Value		Adjustments		Combined
	Investments	Cap Value Fund		Fund		Principal	Market	Principal
	(Pro Forma	Principal		Principal		Amount/	Value	Amount/
	Combined)	Amount/Shares	Market Value (U.S. $)	Amount/Shares	Market Value (U.S. $)	Shares	(U.S. $)	Shares	Market Value (U.S. $)
Total Value of Securities Before
Securities Lending Collateral	98.67%		679,321,973		518,886,898		-		1,198,208,871

Securities Lending Collateral**	2.26%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		88,246	85,299	66,493	64,272			154,739	149,571
Delaware Investments Collateral Fund No. 1		18,755,557	18,755,557	8,757,768	8,757,768			27,513,325	27,513,325
†@Mellon GSL Reinvestment Trust II		71,917	0	89,083	0			161,000	0
Total Securities Lending Collateral©			18,840,856		8,822,040		0		27,662,896

Total Value of Securities	100.93%		$698,162,829		$527,708,938		$-		$1,225,871,767

Total Investments at Cost			$629,638,796		$265,963,014		$-		$895,601,810

†Non income producing security.
*Fully or partially on loan.
**See Note 7 in "Pro forma notes to financial statements" for additional information on securities lending collateral.
≠The rate shown is the effective yield at the time of purchase.
@Illiquid security. At November 30 2011, the aggregate value of illiquid securities was $0 which represented 0% of the Fund’s net assets. See Note 8 in “Pro forma notes to financial statements.”
©Includes $27,912,720 of securities loaned.

Delaware Value® Fund
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of November 30, 2011
(Unaudited)

					Delaware Value Fund
	Delaware Large Cap		Pro Forma		Pro Forma
	Value Fund	Delaware Value Fund	Adjustments		Combined
Assets

Investments, at value	$679,321,973	$518,886,898	$-		$1,198,208,871
Cash	110	924			1,034
Short-term investments held as collateral for loaned securities	18,840,856	8,822,040			27,662,896
Dividends receivable	1,865,824	1,402,207			3,268,031

Interest receivable	11	14			25
Securities lending income receivable	1,256	593			1,849
Receivable for fund shares sold	107,220	2,347,647			2,454,867
Other assets	1,431	-			1,431
Total Assets	700,138,681	531,460,323	-		1,231,599,004

Liabilities

Payable for securities purchased	-	1,771,782			1,771,782
Obligation to return securities lending collateral	18,915,720	8,913,344			27,829,064
Payable for fund shares purchased	794,284	745,377			1,539,661
Due to manager and affiliates	550,910	294,177		A	845,087
Other accrued expenses	223,003	338,590		A	561,593
Transaction costs payable	-	-	40,080	A,B	40,080
Total Liabilities	20,483,917	12,063,270	40,080		32,587,267
Total net assets	$679,654,764	$519,397,053	$(40,080)		$1,199,011,737

Investment at Cost	$629,638,796	$459,237,612	$-		$1,088,876,408

Components of Net Assets

Shares of beneficial interest
(unlimited authorization - no par)	$790,443,690	$546,085,526	$-		$1,336,529,216
Undistributed net investment income	4,404,137	8,362,466	(40,080)	A,B	12,726,523
Accumulated net realized loss on investments	(183,717,096)	(103,522,265)			(287,239,361)
Net unrealized appreciation of investments	68,524,033	68,471,326			136,995,359
Net Assets	$679,654,764	$519,397,053	$(40,080)		$1,199,011,737

* Adjustment reflects the costs of the transaction to be incurred by the Funds.

Shares Outstanding	43,017,001	47,323,666	18,946,810		109,287,477

Class A Shares	39,618,790	24,978,737	17,442,646		82,040,173
Class B Shares	481,300	195,733	211,800		888,833
Class C Shares	1,193,545	2,289,910	538,200		4,021,655
Class R Shares	77,661	177,627	34,335		289,623
Institutional Shares	1,645,705	19,681,659	719,829		22,047,193

Net Assets:

Class A Shares	$626,033,392	$274,049,637	$(29,033)		$900,053,996
Class B Shares	7,541,242	2,129,682	(305)		9,670,619
Class C Shares	18,851,923	24,928,375	(1,518)		43,778,780
Class R Shares	1,226,000	1,944,475	(111)		3,170,364
Institutional Shares	26,002,207	216,344,884	(9,113)		242,337,978

Net asset value per share:

Class A Shares	$15.80	$10.97			$10.97
Class B Shares	$15.67	$10.88			$10.88
Class C Shares	$15.79	$10.89			$10.89
Class R Shares	$15.79	$10.95			$10.95
Institutional Shares	$15.80	$10.99			$10.99

Offering price per share:

Class A Shares	$16.76	$11.64			$11.64

AUnder the Plan, Delaware Large Cap Value Fund (Target Fund) will deliver to Delaware Value Fund (Acquiring Fund) at the Closing, all of its existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be established on its books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as its Board of Trustees or its officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.
 BAdjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $66,800, of which $20,040 will be borne by the Target Fund and $20,040 will be borne by the Acquiring Fund.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Value® Fund
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended November 30, 2011
(Unaudited)

	Delaware Large Cap	Delaware Value	Pro Forma		Delaware Value Fund
	Value Fund	Fund	Adjustments		Pro Forma Combined
Investment Income:
Dividends	$19,776,662	$14,116,034	$-		$33,892,696
Securities lending income	28,214	20,310			48,524
Interest	8,354	2,773			11,127
Total investment income	19,813,230	14,139,117	-		33,952,347

Expenses:
Management fees	4,344,764	3,194,585	(242,957)	A	7,296,392
Distribution expenses - Class A	1,811,002	895,182			2,706,184
Distribution expenses - Class B	91,288	24,053			115,341
Distribution expenses - Class C	183,826	219,096			402,922
Distribution expenses - Class R	7,015	11,455			18,470
Dividend disbursing and transfer agent fees and expenses	1,146,699	1,204,162	(457,059)	B	1,893,802
Accounting and administration expenses	268,285	193,383			461,668
Reports and statements to shareholders	78,917	80,672	(14,965)	C	144,624
Registration fees	92,642	94,638	(92,327)	C	94,953
Legal fees	47,891	30,809	(650)	C	78,050
Audit and tax	38,210	30,600	(9,984)	C	58,826
Trustees' fees	36,217	25,965			62,182
Custodian fees	11,975	10,556	(844)	C	21,687
Insurance fees	14,477	12,175			26,652
Dues and services	13,644	12,462	(9,448)	C	16,658
Consulting fees	6,776	4,939			11,715
Pricing fees	2,677	2,665	(2,646)	C	2 ,696
Trustees' expenses	2,330	1,835			4 ,165
	8,198,635	6,049,232	(830,880)		13,416,987
Less expenses absorbed or waived	(5,200)	(717,107)	543,262	C, D	(179,045)
Less expenses paid directly	(1,638)	(1,144)			(2,782)
Less waived distribution expenses - Class A	-	(149,197)	(292,087)	E	(441,284)
Less waived distribution expenses - Class R	(1,169)	(1,909)			(3,078)
Total expenses	8,190,628	5,179,875	(579,705)		12,790,798

Net Investment Income	11,622,602	8,959,242	579,705		21,161,549

Net Realized and Unrealized Gain:
Net realized gain on investments	28,049,370	16,061,480	-		44,110,850
Net change in unrealized appreciation/(depreciation) of investments	47,220,979	33,529,498	-		80,750,477
Net Realized and Unrealized Gain on Investments	75,270,349	49,590,978	-		124,861,327

Net Increase in Net Assets Resulting from Operations	$86,892,951	$58,550,220	$579,705		$146,022,876

A Decrease due to the impact of lower break point levels being implemented by merging the Funds.
B Expense levels were decreased from historical levels due to the fee schedule change effective July 18, 2011.
C Decrease to reflect appropriate expense levels by merging the Funds.
D The expense waiver with respect to Delaware Value Fund was decreased from historical levels due to the transfer agent fee schedule change effective July 18, 2011.
E Increase to reflect appropriate expense level by merging the Funds.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Value® Fund
Pro Forma Notes to Financial Statements
November 30, 2011 (Unaudited)

Delaware Group® Equity Funds II (“Trust”) is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Value Fund and Delaware Value Fund. These financial statements and the related notes pertain to Delaware Value Fund (the “Acquiring Fund”). The Trust is an open-end investment company. The Acquiring Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (“CDSC”) of up to 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (“DDLP”) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Acquiring Fund is to seek long-term capital appreciation.

1. Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the acquisition of substantially all the assets of Delaware Large Cap Value Fund (the “Target Fund” and, with the Acquiring Fund, the “Funds”) by the Acquiring Fund (such acquisition, the “Transaction”).

Under the terms of the Plan of Reorganization relating to the Transaction, the Transaction will be accounted for by a method of accounting for tax-free mergers of investment companies and is expected to qualify as a tax-free reorganization. The Transaction would be accomplished by an acquisition of substantially all of the assets of the Target Fund in exchange for common shares of the Acquiring Fund of equivalent aggregate net asset value.

The pro forma statement of assets and liabilities and the pro forma portfolio of investments are calculated as if the Transaction had taken place as of December 1, 2011, and the pro forma statement of operations is calculated for the twelve months ended November 30, 2011 as if the Transaction had occurred at the beginning of such period. The holdings of the Target Fund comply with the investment restrictions and guidelines of the Acquiring Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of each Fund included in its annual report for the year ended November 30, 2011.

Following the Transaction, the Acquiring Fund will be the surviving entity for legal, fund accounting and performance purposes.

2. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by each Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (the “Board”). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Acquiring Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Acquiring Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Acquiring Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Acquiring Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Acquiring Fund evaluates tax positions taken or expected to be taken in the course of preparing the Acquiring Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Acquiring Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Acquiring Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Acquiring Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Acquiring Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Acquiring Fund are charged directly to the Acquiring Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Acquiring Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Acquiring Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Acquiring Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Acquiring Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Acquiring Fund on the transaction.

The Acquiring Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

The Acquiring Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

3. Additional Valuation Information
U.S. GAAP defines fair value as the price that the Acquiring Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Acquiring Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 -	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 -

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 -	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2011:

Target Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$674,078,070	$-	$-	$674,078,070
Short Term Investments	-	5,243,903	-	5,243,903
Securities Lending Collateral	-	18,840,856	-	18,840,856
Total	$674,078,070	$24,084,759	$-	$698,162,829

Acquiring Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$512,499,898	$-	$-	$512,499,898
Short Term Investments	-	6,387,000	-	6,387,000
Securities Lending Collateral	-	8,822,040	-	8,822,040
Total	$512,499,898	$15,209,040	$-	$527,708,938

Acquiring Fund Pro Forma Combining

	Level 1	Level 2	Level 3	Total
Common Stock	$1,186,577,968	$-	$-	$1,186,577,968
Short Term Investments	-	11,630,903	-	11,630,903
Securities Lending Collateral	-	27,662,896	-	27,662,896
Total	$1,186,577,968	$39,293,799	$-	$1,225,871,767

The value of Level 3 investments was zero at the beginning and end of the year and there was no change in unrealized appreciation/depreciation.

During the period ended November 30, 2011, there were no transfers between Level 1 Investments, Level 2 investments, or Level 3 investments that had a material impact to the Funds.

4. Allocation of Transaction Costs
The total costs of the Transaction are estimated to be $60,800. The costs of the Transaction will be shared 30% by the Target Fund, 30% by the Acquiring Fund, and 40% by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust.

5. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, each Fund pays DMC, the Funds’ investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Acquiring Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, non-routine expenses)) do not exceed 0.85% of average daily net assets of the Acquiring Fund through May 31, 2013. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Acquiring Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis.

DSC also provides dividend disbursing and transfer agency services. Prior to July 18, 2011, the Funds paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, each Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Funds pay DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. The Board has adopted a formula for calculating 12b-1 plan fees for the Target Fund’s Class A shares that went into effect on May 2, 1994. The total 12b-1 fees to be paid by Class A shareholders of the Target Fund are the sum of 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 (the “Legacy Assets”), and 0.30% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders of the Target Fund bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted: (i) to limit, from March 26, 2012 through May 31, 2013, the Acquiring Fund’s Class A and Class R shares’ 12b-1 fees to no more than 0.25% and 0.50%, respectively; and (ii) to limit, from March 26, 2012 through March 31, 2013, the Target Fund’s Class R shares’ 12b-1 fees to no more than 0.50%. Following the closing of the Transaction, DDLP will blend the Class A 12b-1 fee of the Acquiring Fund to reflect the continued application of the 0.10% rate to the Legacy Assets from the Target Fund. When applied in tandem with the fee waiver already in effect for Class A’s 12b-1 fee, the 0.10% rate applied to the Legacy Assets will result in a blended fee of approximately 0.24% for all Class A shareholders of the Acquiring Fund following the Transaction.

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

6. Line of Credit
The Acquiring Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $50,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 15, 2011.

On November 15, 2011, the Acquiring Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Acquiring Fund had no amounts outstanding as of November 30, 2011 or at any time during the period then ended.

7. Securities Lending
The Acquiring Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (“Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Acquiring Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (“Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Acquiring Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Acquiring Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Acquiring Fund or, at the discretion of the lending agent, replace the loaned securities. The Acquiring Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Acquiring Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Acquiring Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Acquiring Fund, the security lending agent and the borrower. The Acquiring Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Acquiring Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Acquiring Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Acquiring Fund would be required to return to the borrower of the securities and the Acquiring Fund would be required to make up for this shortfall.

At November 30, 2011, the value of securities on loan was $27,912,720 for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2011, the value of invested collateral was $27,662,896. These investments are presented on the statement of net assets under the caption "Securities Lending Collateral.”

8. Credit and Market Risk
The Acquiring Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Acquiring Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Acquiring Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Acquiring Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Acquiring Fund's 15% limit on investments in illiquid securities. As of November 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

9. Contractual Obligations
The Acquiring Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Acquiring Fund’s maximum exposure under these arrangements is unknown. However, the Acquiring Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Acquiring Fund’s existing contracts and expects the risk of loss to be remote.

10. Tax Information
At November 30, 2011 the Large Cap Value Fund had a capital loss carryforward of approximately $181,876,941. At November 30, 2011 the Value Fund had a capital loss carryforward of approximately $97,766,073. For additional information regarding capital loss carryforwards, please see the section entitled “What are the federal income tax consequences of the Transaction” in the Information Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.